                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


      Filed Pursuant to Section 13 or 15(d) of the Securities Act of 1934


        Date of Report (Date of earliest event reported) July 29, 1998


                              TRISTAR CORPORATION
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            (Exact name of registrant as specified in its charter)


     DELAWARE                        0-13099                     13-3129318
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  (State or other jurisdiction     (Commission)              (I.R.S. Employer
      of incorporation or          File Number)              Identification No.)
         organization)


12500 SAN PEDRO AVENUE, SUITE 500, SAN ANTONIO, TEXAS                      78216
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code    (210) 402-2200
                                                      --------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 1.   Change in Control of Registrant

          Not applicable

ITEM 2.   Acquisition or Disposition of Assets

          a(i) On July 14, 1998 the Registrant completed a transaction whereby it sold all of the capital stock and distribution rights of its Brazilian subsidiary, Tristar do Brasil Cosmeticos, LTDA ("TBC") to Transvit Distribution Corporation ("TDC"), a wholly owned affiliate of the Core Sheth Family, the majority stockholder of the Registrant, for $2,800,000. Jay Sheth, director of the Registrant, and Viren Sheth, director and chief executive officer of the Registrant, are related by blood to members of the Core Sheth Family, but disclaim beneficial ownership of the shares of the capital stock of any of the Registrant, TDC and Nevell Investments, S.A. ("Nevell"), another affiliate of the Core Sheth Family, held by the Core Sheth Family. B.J. Harid, director of the Registrant, also serves as a director of another Core Sheth Family affiliate, but is not a director of TDC or Nevell.

           (ii) The transaction was completed July 14, 1998 to be effective May 30, 1998 and provides for a non-compete restriction and a supply agreement whereby the Registrant agreed to continue selling product to TBC through May 31, 2001. The Registrant also received an option to repurchase the stock and distribution rights from TDC at anytime prior to May 31, 2003. The Registrant currently has no plans to exercise such option.

           (iii) The $2,800,000 consideration which the Registrant received was negotiated by the parties and related to the amount of cash invested in developing TBC's distribution channel coupled with the anticipated revenue stream of TBC. The Registrant engaged a third party to review the transaction and render an opinion on its fairness.

           (iv) The Registrant received payment in the form of a reduction of the subordinated debt to Nevell. The subordinated debt reduction, net of the related write-down of warrant valuation costs attributable to such debt, exceeded the carrying value of the Registrant's Brazilian investment by $1,506,000. Such amount was recorded as an increase in additional paid-in-capital.

ITEM 3.    Bankruptcy or Receivership

           Not Applicable

ITEM 4.    Changes in Registrants Certifying Accountants

           Not Applicable

ITEM 5.    Other Events

           Not Applicable

ITEM 6.    Resignation of Registrant's Directors

           Not Applicable

ITEM 7.    Financial Statements and Exhibits

             Pro forma Consolidated Statements of Operations for the thirty-nine week period ended May 30, 1998 and for the fiscal year ended August 30, 1997 are attached. The transaction was effective May 30, 1998, and as such, it was reflected in Registrant's reported Consolidated Balance Sheet at May 30, 1998, therefore, the pro forma consolidated balance sheet is not presented.

ITEM 8.    Change in Fiscal Year

           Not Applicable

ITEM 9.    Sales of Equity Securities Pursuant to Regulation S

           Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under signed thereunto duly authorized.

                               TRISTAR CORPORATION


                               By   /s/ ROBERT M. VIOLA
                                   ------------------------------------------
                                   Robert M. Viola, Vice President, Chief
                                   Financial Officer, Assistant Secretary and
                                   Principal Financial and Accounting Officer

Date:  July 29, 1998

                      TRISTAR CORPORATION AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

The unaudited pro forma consolidated statements of operations are provided to demonstrate the effect of the sale of Tristar do Brasil Cosmeticos, LTDA to Transvit Distribution Corporation on the consolidated results of operations of Tristar Corporation for the thirty-nine week period ended May 30, 1998 and the year ended August 30, 1997. Due to the common interest which exists between Tristar Corporation and TDC, the Buyer, the Company recorded the excess of the consideration received over the related carrying value of its Brazilian subsidiary as an increase in additional paid-in-capital. Accordingly the only adjustments necessary in the pro forma statements of operations are elimination of TBC's operating losses and reduction of warrant amortization and interest expense resulting from the decrease in subordinated debt.

                                                                    THIRTY-NINE WEEKS ENDED

                                                                            PROFORMA
                                                            MAY 30,        ADJUSTMENTS       MAY 30,
                                                             1998         (SEE NOTE a.)       1998
                                                          -----------     -------------    -----------
Net Sales                                                 $52,893,000     $(1,728,000)     $51,165,000

Cost of Sales                                              38,142,000      (1,078,000)      37,064,000
                                                          -----------     -----------      -----------
Gross profit                                               14,751,000        (650,000)      14,101,000

Selling, general and administrative expenses               12,493,000      (1,075,000)      11,418,000
                                                          -----------     -----------      -----------
Income (loss) from operations                               2,258,000         425,000        2,683,000

Other income (expense):
  Interest expense                                         (1,396,000)         92,000       (1,304,000)
  Other income (expense)                                     (301,000)         56,000         (245,000)
                                                          -----------     -----------      -----------
Income (loss) before provision for income taxes               561,000         573,000        1,134,000

Provision for income taxes                                     55,000              --           55,000
                                                          -----------     -----------      -----------
Net income (loss)                                             506,000         573,000        1,079,000
                                                          -----------     -----------      -----------
Less:
  Preferred stock dividendS                                  (339,000)             --         (339,000)
  Effect of beneficial conversion feature                          --              --               --
  Warrant valuation adjustment                                     --              --               --
                                                          -----------     -----------      -----------
Net income (loss) applicable to common stock              $   167,000     $   573,000      $   740,000
                                                          ===========     ===========      ===========
Earnings per common share:

  Basic                                                   $       .01                      $       .05
                                                          ===========                      ===========
  Diluted                                                 $       .01                      $       .04
                                                          ===========                      ===========
Weighted average shares outstanding

  Basic                                                    16,740,248                       16,740,248

  Diluted                                                  18,283,933                       18,283,933

Note a. The column represents the historical results of operations for the Brazilian subsidiary for the thirty-nine week period ended May 30, 1998 and adjustments for warrant amortization and interest expense associated with the reduction in debt as a result of the sale of the subsidiary:

         - Brazilian subsidiary operating loss            $   462,000
         - Interest on subordinated debt                       92,000
         - Warrant amortization expense                        19,000
                                                          -----------
                                                          $   573,000
                                                          ===========

                      TRISTAR CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)


                                                                            Year Ended
                                                                             Pro Forma         Pro Forma
                                                         August 30,         Adjustments        August 30,
                                                            1997*          (See note a.)          1997
                                                        ------------       ------------       ------------
Net sales                                               $ 68,959,000       $ (1,539,000)      $ 67,420,000

Cost of sales                                             48,441,000         (1,299,000)        47,142,000
                                                        ------------       ------------       ------------
Gross profit                                              20,518,000           (240,000)        20,278,000

Selling, general and administrative expenses              17,093,000         (1,318,000)        15,775,000
                                                        ------------       ------------       ------------

Income (loss) from operations                              3,425,000          1,078,000          4,503,000



Other income (expense):
  Interest expense                                        (1,940,000)           183,000         (1,757,000)
  Other expense                                             (324,000)           117,000           (207,000)
                                                        ------------       ------------       ------------

Income (loss) before provision for income taxes            1,161,000          1,378,000          2,539,000

Provision for income taxes                                    78,000                 --             78,000
                                                        ------------       ------------       ------------
Net income (loss)                                          1,083,000          1,378,000          2,461,000
                                                        ------------       ------------       ------------
Less:
  Preferred stock dividends                                 (256,000)                --           (256,000)
  Effect of beneficial conversion feature                 (1,011,000)                --         (1,011,000)
  Warrant valuation adjustment                              (270,000)                --           (270,000)
                                                        ------------       ------------       ------------
Net income (loss) applicable to common stock            $   (454,000)      $  1,378,000            924,000
                                                        ============       ============       ============
Earnings per common share

  Basic                                                 $       (.03)                         $        .06
                                                        ============                          ============
  Diluted                                               $       (.03)                         $        .05
                                                        ============                          ============
Weighted average shares outstanding

  Basic                                                   16,729,074                            16,729,074

  Diluted                                                 18,786,490                            18,786,490

Note a. The column represents the historical results of operations for the Brazilian subsidiary for the year ended August 30, 1997 and adjustments for warrant amortization and interest expense associated with the reduction in debt as a result of the sale of the subsidiary:

         - Brazilian subsidiary operating loss          $  1,168,000
         - Interest on subordinated debt                     183,000
         - Warrant amortization expense                       27,000
                                                        ------------
                                                        $  1,378,000
                                                        ============


* Prepared from audited financial statements for the year ended August 30, 1997.